UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2015

LASERLOCK TECHNOLOGIES, INC.

(Exact name of registrant as specified in charter)

Nevada	0-31927	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3112 M Street NW, Washington, D.C. 20007

(Address of Principal Executive Offices)

(202) 400-3700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 12, 2015, LaserLock Technologies, Inc. (the “Company”) entered into definitive agreements to restructure the overall capitalization of the Company (the “Recapitalization Transaction”). To effectuate the Recapitalization Transaction, the Company entered into a Master Acquisition Agreement (the “Master Agreement”) with OPC Partners LLC, a Delaware limited liability company (“OPC”), VerifyMe Inc., a Texas corporation (“VFM”), Zaah Technologies, Inc., a Delaware corporation (“Zaah”), and an additional private investor (the “Private Investor”).

In summary, the Recapitalization Transaction involved:

•	the conversion of several outstanding debts owed to various holders of promissory notes previously executed by the Company (the “Noteholders”) into shares of the Company’s common stock, $0.001 par value (the “Common Stock”), at a conversion rate of one (1) share per $0.018 of outstanding principal and interest on the outstanding debt; the conversion of warrants previously issued concurrently with the promissory notes for shares of Common Stock issued to various individuals and entities (the “Warrantholders”) at a conversion rate of 1:1;

•	the conversion of outstanding royalty payments owed by the Company to VFM, pursuant to a Patent and Technology License Agreement, dated as of December 31, 2012, into eighty-five (85) shares of newly-created Series B convertible preferred stock, $0.001 par value (the “Series B Preferred Stock”);

•	a cash investment of $1,450,000.00 by OPC in exchange for the issuance of 37,564,767 shares of Series A convertible preferred stock, $0.001 par value (the “Series A Preferred Stock”); and

•	a cash investment of $50,000.00 by the Private Investor, in exchange for 25,906,736 shares of restricted Common Stock.

Pursuant to the Master Agreement, the Company entered into several other material definitive agreements (collectively, the “Transaction Documents”) required to consummate the Recapitalization Transaction. A brief summary of the Transaction Documents is included below. Each of the Transaction Documents was entered effective as of June 12, 2015, upon the closing of the Recapitalization Transaction.

Note Conversion Agreement. The Company entered into a Note Conversion Agreement, pursuant to which the Noteholders converted $1,156,545 of outstanding notes into 64,258,029 shares of Common Stock of the Company.

Warrant Conversion Agreement. The Company entered into a Warrant Conversion Agreement, pursuant to which the Warrantholders converted 4,000,000 outstanding Common Stock warrants into 4,000,000 shares of Common Stock of the Company.

Preferred Stock Conversion Agreement. The Company and VFM entered into a Preferred Stock Conversion Agreement, pursuant to which VFM converted 21,111,111 shares of Series A Preferred Stock of the Company that it currently owns into shares of Common Stock of the Company on a 1:1 basis.

Patent and Technology License Termination Agreement. Pursuant to a Patent and Technology License Termination Agreement, the Company and VFM terminated that certain Patent and Technology License Agreement, dated as of December 31, 2012, by and between the Company and VFM (the “License”), and VFM agreed to receive eight (85) shares of Series B Preferred Stock in complete satisfaction of $4,500,000.00 in past due license payments and $2,000,000 exclusivity payments owed by the Company under the License.

Termination of Registration Rights. Pursuant to a Registration Rights Termination Agreement, the Company and VFM have terminated that certain Registration Rights Agreement, dated as of December 31, 2012, by and between the Company and VFM.

Termination of Technology and Services Agreement. Pursuant to a Technology and Services Agreement Termination Agreement, the Company and VFM terminated that certain Technology and Services Agreement, dated as of December 31, 2012, by and between the Company and VFM.

Termination of Investment Agreement. Pursuant to an Investment Agreement Termination Agreement, the Company and VFM terminated that certain Investment Agreement, dated as of December 31, 2012, by and between the Company and VFM.

Patent Purchase Agreement. The Company and VFM entered into and consummated a Patent Purchase Agreement, transferring and assigning over to the Company all of VFM’s rights, title and interest into certain U.S. patents and pending U.S. patent applications.

Termination of Zaah Technology and Services Agreement. Pursuant to a Technology and Services Agreement Termination Agreement, the Company and Zaah terminated that certain Technology and Services Agreement, dated as of December 31, 2012, by and between the Company and Zaah.

Series A Preferred Stock Subscription Agreement. The Company entered into a Subscription Agreement with OPC, pursuant to which the Company sold 37,564,767 shares of Series A Stock to OPC for a cash investment of $1,450,000.00 into the Company by OPC.

Common Stock Subscription Agreement. The Company entered into a Subscription Agreement with the Private Investor, pursuant to which the Company sold 25,906736 shares of Common Stock to the Private Investor for a cash investment $50,000.00 into the Company by the Private Investor.

Series B Preferred Stock Subscription Agreement. In connection with the termination of the License with VFM, the Company entered into a Subscription Agreement with VFM, pursuant to which to the Company issued 85 shares of Series B Preferred Stock to VFM.

The foregoing description of the Master Agreement and the related Transaction Documents is a summary, it does not purport to be a complete description of the Master Agreement and the related Transaction Documents, and is qualified in its entirety by reference to the Master Agreement and the related Transaction Documents, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Item 1.02	Termination of a Material Definitive Agreement

To the extent required by Item 1.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 3.02	Unregistered Sales of Equity Securities

To the extent required by Item 3.02 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

The securities being sold by the Company pursuant to the Recapitalization Transaction are being offered and sold in reliance upon an exemption from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”). The offering of securities was made solely to “accredited investors” (as that term is defined by Rule 501 under the Securities Act). No broker or placement agent participated in the sale of securities pursuant to the Recapitalization Transaction.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 12, 2015, the Company made announcements regarding the compensatory arrangements of the Chief Executive Officer, the appointment of a new Chief Technology Officer, and the compensatory arrangements of two independent directors.

New Compensatory Arrangement of Chief Executive Officer

On June 16, 2015, the Company and Paul Donfried, the Company’s Chief Executive Officer (“CEO”), entered into a new compensation agreement.

Pursuant to the terms of the offer letter agreed to between the Company and Mr. Donfried, Mr. Donfried will be an “at-will” employee of the Company and will receive an annual salary of $200,000. Mr. Donfried will also receive 42,500,000 options to purchase shares of common stock of the Company, with an exercise price of $0.01. The options will vest quarterly over three years. In addition, Mr. Donfried will receive 25,500,000 shares of restricted stock, vesting over a three year period, with 1/3 vesting the first year and 1/6 vesting ratably semi-annually thereafter. Mr. Donfried will receive a standard benefits package that includes health insurance and paid vacation time.

A copy of Mr. Donfried’s Employment Letter is attached as Exhibit 10.4 hereto.

Appointment of New Chief Technology Officer

On June 12, 2015, the Company announced that Sandy Fliderman accepted the position of Chief Technology Officer (“CTO”) of the Company. Mr. Fliderman commenced his new position with the Company on June 16, 2015.

Prior to his current role with the Company, Mr. Fliderman, age 38, was the CIO at VEEDIMS, LLC, a Internet of Things technology company specializing in data collection and distribution in the aerospace and marine industries. In addition IT/IS, R&D and Operations, Mr. Fliderman lead the charge to attain the AS9100 and ISO9001:2008 certifications needed to do business in the aerospace markets. Prior to that Mr. Fliderman was the co-founder and CTO of Zaah. Zaah is a full service digital media company that creates big brand websites, mobile apps, games, and develops social media content and strategy. As CTO of Zaah, Mr. Fliderman directed a team of over 200 personnel and oversaw Zaah’s strategy and development teams in New York, Florida and India. While CTO at Zaah, Sandy was co-inventor on a number of patents and created the technology behind VerifyMe. A software management veteran with over 22 years of experience, Mr. Fliderman began his business career at J.P. Morgan & Co. on the bank’s IT team. He spent his first 5 years in IT on the trading floor on Wall Street. Pursuant to the terms of the offer letter agreed to between the Company and Mr. Fliderman, Mr. Fliderman will be an “at-will” employee of the Company and will receive an annual salary of $150,000. Mr. Fliderman will also receive 31,875,000 options to purchase shares of common stock of the Company, with an exercise price of $0.01. The options will vest quarterly over three years. In addition, Mr. Fliderman will receive 19,125,000 shares of restricted stock, vesting over a three year period, with 1/3 vesting the first year and 1/12 vesting ratably on a quarterly basis thereafter. Mr. Fliderman will receive a standard benefits package that includes health insurance and paid vacation time.

A copy of Mr. Fliderman’s Employment Letter is attached as Exhibit 10.5 hereto.

New Compensatory Arrangements of Two Independent Directors

On June 12, 2015, the Company and two of the Company’s independent directors, Jonathan Weinberger and Claudio Ballard, entered into new compensation agreements.

Under the new compensation agreement, Mr. Weinberger will be entitled to earn the Company’s standard cash fees for compensating non-employee directors. Additionally, Mr. Weinberger will receive 14,875,000 options to purchase shares of common stock of the Company, with an exercise price of $0.01. 8,500,000 of the options will vest over a two year period, with 1/3 vesting immediately, 1/3 vesting after 12 months, and 1/3 vesting after 24 months. The remaining 6,375,000 options will vest over a two year period, with 1/3 vesting immediately, 1/3 vesting after 12 months, and 1/3 vesting after 24 months. A copy of Mr. Weinberger’s Independent Director’s Agreement is attached as Exhibit 10.6 hereto.

Under the new compensation agreement, Mr. Ballard will be entitled to earn the Company’s standard cash fees for compensating non-employee directors. Additionally, Mr. Ballard will receive 6,375,000 options to purchase shares of common stock of the Company, with an exercise price of $0.01. The options will vest over a two year period, with 1/3 vesting immediately, 1/3 vesting after 12 months, and 1/3 vesting after 24 months. A copy of Mr. Ballard’s Independent Director’s Agreement is attached as Exhibit 10.7 hereto.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendment to the Company’s Bylaws

On May 26, 2015, the Board amended Section 2.11 of the Amended and Restated Bylaws of the Company, adopted December 17, 2003, to permit the shareholders of the Company to act pursuant to written consent in lieu of an annual or special meeting of the shareholders (the “First Amendment to the Bylaws”). A copy of the First Amendment to the Bylaws is attached as Exhibit 3.1 hereto.

Amendment to Amended Certificate of Designation of Series A Preferred Stock

On May 26, 2015, the Board approved and adopted a Second Amended Certificate of Designation for Series A Preferred Stock (the “Second Amended Certificate of Designation”), which amended that certain Amended Certificate of Designation, dated December 19, 2003. The Second Amended Certificate of Designation was approved and adopted in connection with the issuance of shares of Series A Preferred Stock to OPC pursuant to the Recapitalization Transaction described in Item 1.01 above, and will be filed with the Nevada Secretary of State’s Office as an amendment to the Company’s Amended and Restated Articles of Incorporation (the “Articles”). A copy of the Second Amended Certificate of Designation to be filed with the Nevada Secretary of State’s Office is attached as Exhibit 3.2 hereto.

Certificate of Designation for Series B Preferred Stock

On June 12, 2015, the Board approved and adopted a new Certificate of Designation for Series B Preferred Stock to be filed with the Nevada Secretary of State’s Office, establishing the designations, preferences, powers and rights of the shares of the Company’s Series B Preferred Stock. The new Certificate of Designation for Series B Preferred Stock is a further amendment to the Company’s Articles. A copy of the new Certificate of Designation for Series B Preferred Stock to be filed with the Nevada Secretary of State’s Office is attached as Exhibit 3.3 hereto.

Item 7.01	Regulation FD Disclosure.

On June 17, 2015, the Company issued a press release announcing the Recapitalization Transaction described Item 1.01 above, a copy of which is attached at Exhibit 99.1 hereto, and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibit 99.1 and information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

3.1	First Amendment to Amended and Restated Bylaws

3.2	Second Amended Certificate of Designation for Series A Preferred Stock

3.3	Certificate of Designation for Series B Preferred Stock

10.1	Master Acquisition Agreement

10.2	Form of Note Conversion Agreement

10.3	Form of Warrant Conversion Agreement

10.4	Donfried Employment Letter

10.5	Fliderman Employment Letter

10.6	Independent Director Agreement - Weinberger

10.7	Independent Director Agreement - Ballard

99.1	Press Release dated June 17, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2015

LASERLOCK TECHNOLOGIES, INC.

By:	/s/ Paul Donfried
Paul Donfried
Chief Executive Officer